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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               SEPTEMBER 30, 2000
                                 Date of Report
                        (Date of earliest event reported)



                       NETWORK SYSTEMS INTERNATIONAL, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                          0-22991                 87-0460247
          ------                          -------                 ----------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)          Identification No.)
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              6413 CONGRESS AVENUE, SUITE 230, BOCA RATON, FL 33487
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (561) 988-2334
                          Registrant's telephone number
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ITEM 1.             CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.             ACQUISITION OR DISPOSITION OF ASSETS

         Effective September 30, 2000, Network Systems International, Inc.
("NSII") exercised their option to require Robbie M. Efird, E.W. Miller, Jr.,
David F. Christian and James W. Moseley, (collectively referred to as "Buyer") to purchase for Three Million Dollars ($3,000,000) all of their interest in their two operating subsidiaries, Vercom Software, Inc., a Texas corporation, and Network Systems International of North Carolina, Inc., a North Carolina corporation.

         The purchase price consists of One Million Five Hundred Thousand
Dollars ($1,500,000) in cash, which was received at closing, and secured, non-recourse promissory notes in the aggregate amount of $1,500,000. The collateral for the notes consists of 2,925,856 shares of the common stock of NSII. The notes are payable in full, without interest, within 120 days.


ITEM 3.            BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.           OTHER EVENTS

         Not Applicable.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      PRO FORMA FINANCIAL INFORMATION

                  Effective September 30, 2000, the Company exercised its option to require Robbie M. Efird, E.W. Miller, Jr., David F.
                  Christian and James W. Moseley, (collectively referred to as
                  "Buyer") to purchase for Three Million Dollars ($3,000,000) all of their interest in their two operating subsidiaries, Vercom Software, Inc., a Texas corporation, and Network
                  Systems International of North Carolina, Inc., a North
                  Carolina corporation.

                                       2
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                  The purchase price consisted of One Million Five Hundred
                  Thousand Dollars ($1,500,000) in cash, which was received at closing, and secured, non-recourse promissory notes in the aggregate amount of $1,500,000. The notes were paid in full on
                  January 11, 2001.

         (b) The pro forma exhibits include a pro forma balance sheet as of June 30, 2000 that reflects the effects of the disposition as if it had occurred on that date. In addition, a pro forma statement of operations for the nine months ended June 30, 2000 and for the year ended September 30, 1999 reflect the disposition as if it had occurred on the first day of the period.

         (c)      EXHIBITS

                  99.1     Pro forma balance sheet as of June 30, 2000
                  99.2 Pro forma statement of operations for the nine months ended June 30, 2000
                  99.3     Pro forma statement of operations for the year ended
                           September 30, 1999


ITEM 8.           CHANGE IN FISCAL YEAR

         Not Applicable.


ITEM 9.           SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not Applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                             NETWORK SYSTEMS INTERNATIONAL, INC.


                                             BY/S/    HERBERT TABIN, PRESIDENT


DATE:   JANUARY 18, 2001

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                                    EXHIBITS


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EXHIBIT                                                                                      PAGE
NUMBER            DESCRIPTION                                                              NUMBER
------            -----------                                                              ------
99.1     Pro forma balance sheet as of June 30, 2000                                            6

99.2     Pro forma statement of operations for the nine months ended
         June 30, 2000                                                                          8

99.3     Pro forma statement of operations for the year ended
         September 30, 1999                                                                    10
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